Exhibit 10.27(a)

SUPPLEMENTAL AGREEMENT NO. 3

to

Purchase Agreement No. 3729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of November 4, 2013, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer);

Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 and Model 737-7 aircraft; and this Supplemental Agreement No. 3 is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s substitution of twenty (20) firm Model 737-700 and Model 737-800 aircraft (Substitution Aircraft) to firm Model 737-8 aircraft (New Firm -8 Aircraft), exercised pursuant to the terms of SA-85 to Purchase Agreement No. 1810 between Customer and Boeing (SA-85);

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.
2.Table 1A, “737-8 Aircraft Delivery, Description, Price and Advance Payments”, to the Purchase Agreement is deleted in its entirety and a new Table 1A (identified by “SA-3”) is attached hereto and incorporated into the Purchase Agreement by this reference.
3.Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474, “Option Aircraft”, is deleted in its entirety and replaced with a new Attachment 1 (identified by
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SWA-PA-03729	1	SA-3
BOEING PROPRIETARY

Exhibit 10.27(a)

“SA-3”) attached hereto and incorporated into the Purchase Agreement by this reference.
4.Letter Agreement SWA-PA-03729-LA-1301168, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301168R1, ***.

5.
If Customer owes Boeing any additional Advance Payment amounts as a result of the execution of this Supplemental Agreement, Customer will pay such amounts to Boeing. If as a result of the execution of this Supplemental Agreement, there is any excess in Advance Payments made by Customer to Boeing, Boeing will retain such excess amounts until the next Advance Payment is due, at which time Customer may reduce the amount of such Advance Payment by the amount of such excess. A reconciliation regarding changes in Advance Payments arising from this Supplemental Agreement will be provided separately to Customer by Boeing.

6.The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

AGREED AND ACCEPTED this

November 4, 2013
Date

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

/s/ Jeff Solomon	/s/ Chris Monroe
Signature	Signature

Jeff Solomon	Chris Monroe
Printed name	Printed name

Attorney-in-Fact	VP Treasurer
Title	Title

SWA-PA-03729	2	SA-3
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER PA-03729
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Relating to Boeing Model 737-8 and 737-7 Aircraft

SWA-PA-03729		SA-3
	BOEING PROPRIETARY	Page 1

TABLE OF CONTENTS

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-3
1B	737-7 Aircraft Information Table	SA-2
EXHIBIT
A1	737-8 Aircraft Configuration	SA-2
A2	737-7 Aircraft Configuration	SA-2
B*	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1*	BFE Variables
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R1	Open Matters	SA-2

SWA-PA-03729		SA-3
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106465*	***
SWA-PA-03729-LA-1106466	***
SWA-PA-03729-LA-1106467	***
SWA-PA-03729-LA-1106468*	***
SWA-PA-03729-LA-1106469R1	***	SA-2
SWA-PA-03729-LA-1106470R1	***	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106472R1	***	SA-2
SWA-PA-03729-LA-1106473	***
SWA-PA-03729-LA-1106474	Option Aircraft
	Attachment 1	SA-3
SWA-PA-03729-LA-1106475	***
SWA-PA-03729-LA-1106476*	***
SWA-PA-03729-LA-1106477*	***
SWA-PA-03729-LA-1106478	***
SWA-PA-03729-LA-1106479R1	***	SA-2
SWA-PA-03729-LA-1106480R1	***	SA-2
SWA-PA-03729-LA-1106481R2	***	SA-2
SWA-PA-03729-LA-1106482*	***
SWA-PA-03729-LA-1106483*	***
SWA-PA-03729-LA-1106484*	***
	Attachment A	SA-2
	Attachment B	SA-2
SWA-PA-03729-LA-1106485*	***

SWA-PA-03729		SA-3
	BOEING PROPRIETARY	Page 3

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1209080	***	SA-1
SWA-PA-03729-LA-1210419	***	SA-1
SWA-PA-03729-LA-1300943	***	SA-2
SWA-PA-03729-LA-1301168R1	***	SA-3
SWA-PA-01810/03729-LA-1301169	***	SA-2
SWA-PA-03729-LA-1301170	***	SA-2

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-3
	BOEING PROPRIETARY	Page 4

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A001-TBD (10/27/2011)	2Q11 External Fcst
Engine Model/Thrust:	CFMLEAP-1B26	tbd	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		***

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	***	***	***	***
Jul-2017	1	***	36929	A	Note 1	***	***	***	***	***
Jul-2017	2	***		C	Note 1	***	***	***	***	***
Aug-2017	3	***	36979, 36930, 36984	A	Note 1	***	***	***	***	***
Aug-2017	3	***		C	Note 1	***	***	***	***	***
Sep-2017	1	***	36934	A	Note 1	***	***	***	***	***
Oct-2017	1	***	36988	A		***	***	***	***	***
Oct-2017	1	***		C		***	***	***	***	***
Nov-2017	1	***	36989	A		***	***	***	***	***
Nov-2017	1	***		C		***	***	***	***	***
Jan-2018	1	***	42544	A		***	***	***	***	***
Jan-2018	1	***		C		***	***	***	***	***
Mar-2018	1	***		C		***	***	***	***	***
Jun-2018	1	***	42546	A		***	***	***	***	***
Jul-2018	1	***	42547	A		***	***	***	***	***
Jul-2018	1	***		C		***	***	***	***	***
Aug-2018	1	***	42548	A		***	***	***	***	***
Sep-2018	1	***				***	***	***	***	***
Sep-2018	1	***	37019	A		***	***	***	***	***

SWA-PA-03729 58681.1F.TXT	Boeing Proprietary	SA-3

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	***	***	***	***
Oct-2018	1	***				***	***	***	***	***
Oct-2018	1	***	42549	A		***	***	***	***	***
Nov-2018	1	***				***	***	***	***	***
Dec-2018	1	***				***	***	***	***	***
Jan-2019	1	***				***	***	***	***	***
Jan-2019	1	***	37042	A		***	***	***	***	***
Feb-2019	1	***	42550	A		***	***	***	***	***
Mar-2019	1	***	42551	A		***	***	***	***	***
Jul-2019	1	***				***	***	***	***	***
Jul-2019	1	***	37034	A		***	***	***	***	***
Sep-2019	1	***				***	***	***	***	***
Oct-2019	1	***				***	***	***	***	***
Oct-2019	1	***	42552	A		***	***	***	***	***
Dec-2019	1	***				***	***	***	***	***
Jan-2020	1	***	42553	A		***	***	***	***	***
Feb-2020	1	***				***	***	***	***	***
Feb-2020	1	***	35970	B		***	***	***	***	***
Mar-2020	1	***				***	***	***	***	***
Mar-2020	1	***	35968	B		***	***	***	***	***
Apr-2020	1	***				***	***	***	***	***
Apr-2020	1	***	35972	B		***	***	***	***	***
May-2020	1	***				***	***	***	***	***
May-2020	1	***	36736	B		***	***	***	***	***
Jun-2020	1	***				***	***	***	***	***
Jun-2020	1	***	33941	B		***	***	***	***	***
Jul-2020	1	***				***	***	***	***	***
Jul-2020	1	***	35963	B		***	***	***	***	***
Aug-2020	1	***				***	***	***	***	***
Aug-2020	1	***	36733	B		***	***	***	***	***

SWA-PA-03729 58681.1F.TXT	Boeing Proprietary	SA-3

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	***	***	***	***
Sep-2020	1	***				***	***	***	***	***
Sep-2020	1	***	35971	B		***	***	***	***	***
Oct-2020	1	***				***	***	***	***	***
Oct-2020	1	***	38804	B		***	***	***	***	***
Nov-2020	1	***				***	***	***	***	***
Nov-2020	1	***	38805	B		***	***	***	***	***
Dec-2020	1	***				***	***	***	***	***
Jan-2021	1	***				***	***	***	***	***
Jan-2021	1	***	36729	B		***	***	***	***	***
Feb-2021	3	***				***	***	***	***	***
Mar-2021	3	***				***	***	***	***	***
Apr-2021	3	***				***	***	***	***	***
May-2021	3	***				***	***	***	***	***
Jun-2021	3	***				***	***	***	***	***
Jul-2021	3	***				***	***	***	***	***
Aug-2021	3	***				***	***	***	***	***
Sep-2021	3	***				***	***	***	***	***
Oct-2021	3	***				***	***	***	***	***
Nov-2021	2	***				***	***	***	***	***
Dec-2021	2	***				***	***	***	***	***
Jan-2022	3	***				***	***	***	***	***
Feb-2022	3	***				***	***	***	***	***
Mar-2022	3	***				***	***	***	***	***
Apr-2022	3	***				***	***	***	***	***
May-2022	3	***				***	***	***	***	***
Jun-2022	3	***				***	***	***	***	***
Jul-2022	2	***				***	***	***	***	***
Aug-2022	2	***				***	***	***	***	***
Sep-2022	2	***				***	***	***	***	***

SWA-PA-03729 58681.1F.TXT	Boeing Proprietary	SA-3

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	***	***	***	***
Oct-2022	2	***				***	***	***	***	***
Nov-2022	2	***				***	***	***	***	***
Dec-2022	2	***				***	***	***	***	***
Jan-2023	2	***				***	***	***	***	***
Feb-2023	2	***				***	***	***	***	***
Mar-2023	1	***				***	***	***	***	***
Mar-2023	1	***	36732	B		***	***	***	***	***
Apr-2023	1	***				***	***	***	***	***
Apr-2023	1	***	38806	B		***	***	***	***	***
May-2023	1	***				***	***	***	***	***
May-2023	1	***	37043	A		***	***	***	***	***
Jun-2023	1	***				***	***	***	***	***
Jun-2023	1	***	42536	A		***	***	***	***	***
Jul-2023	1	***				***	***	***	***	***
Jul-2023	1	***	36722	B		***	***	***	***	***
Aug-2023	1	***				***	***	***	***	***
Aug-2023	1	***	42537	A		***	***	***	***	***
Sep-2023	1	***				***	***	***	***	***
Sep-2023	1	***	36727	B		***	***	***	***	***
Oct-2023	1	***				***	***	***	***	***
Oct-2023	1	***	42538	A		***	***	***	***	***
Nov-2023	1	***				***	***	***	***	***
Nov-2023	1	***	38815	B		***	***	***	***	***
Dec-2023	1	***				***	***	***	***	***
Dec-2023	1	***	42539	A		***	***	***	***	***
Jan-2024	2	***				***	***	***	***	***
Feb-2024	2	***				***	***	***	***	***
Mar-2024	1	***				***	***	***	***	***
Mar-2024	1	***	38817	B		***	***	***	***	***

SWA-PA-03729 58681.1F.TXT	Boeing Proprietary	SA-3

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	***	***	***	***
Apr-2024	1	***				***	***	***	***	***
Apr-2024	1	***	42540	A		***	***	***	***	***
May-2024	1	***				***	***	***	***	***
May-2024	1	***	42541	A		***	***	***	***	***
Jun-2024	1	***				***	***	***	***	***
Jun-2024	1	***	42542	A		***	***	***	***	***
Jul-2024	1	***				***	***	***	***	***
Jul-2024	1	***	35967	B		***	***	***	***	***
Aug-2024	1	***				***	***	***	***	***
Aug-2024	1	***	42543	A		***	***	***	***	***
Sep-2024	1	***				***	***	***	***	***
Sep-2024	1	***	36730	B		***	***	***	***	***
Oct-2024	1	***				***	***	***	***	***
Oct-2024	1	***	33940	B		***	***	***	***	***
Nov-2024	1	***				***	***	***	***	***
Nov-2024	1	***	35974	B		***	***	***	***	***
Dec-2024	1	***				***	***	***	***	***
Dec-2024	1	***	35975	B		***	***	***	***	***
Total:	18

* ***

Notes:
1) ***

SWA-PA-03729 58681.1F.TXT	Boeing Proprietary	SA-3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A007-NEW (11/4/2011)	2Q11 External Fcs
Engine Model/Thrust:	CFMLEAP-1B26	0 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery		Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*		(Airframe)	Block	Price Per A/P	***	***	***	***
Jan-2021	1	***	D	***	***	***	***	***
Jan-2021	1	***		***	***	***	***	***
Feb-2021	1	***	D	***	***	***	***	***
Mar-2021	1	***		***	***	***	***	***
Apr-2021	1	***	D	***	***	***	***	***
Apr-2021	1	***		***	***	***	***	***
May-2021	1	***	D	***	***	***	***	***
May-2021	1	***		***	***	***	***	***
Jun-2021	1	***	D	***	***	***	***	***
Jul-2021	2	***		***	***	***	***	***
Jul-2021	1	***	D	***	***	***	***	***
Aug-2021	1	***	D	***	***	***	***	***
Sep-2021	1	***		***	***	***	***	***

SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	SA-3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	***	***	***	***
Oct-2021	1	***	D	***	***	***	***	***
Oct-2021	1	***		***	***	***	***	***
Nov-2021	1	***	D	***	***	***	***	***
Dec-2021	1	***		***	***	***	***	***
Jan-2022	1	***	D	***	***	***	***	***
Jan-2022	1	***		***	***	***	***	***
Feb-2022	1	***	D	***	***	***	***	***
Feb-2022	1	***		***	***	***	***	***
Mar-2022	1	***	D	***	***	***	***	***
Mar-2022	1	***		***	***	***	***	***
Apr-2022	1	***	D	***	***	***	***	***
May-2022	1	***		***	***	***	***	***
Jun-2022	1	***	D	***	***	***	***	***
Jul-2022	1	***		***	***	***	***	***
Jul-2022	1	***	D	***	***	***	***	***
Aug-2022	1	***		***	***	***	***	***
Sep-2022	1	***	D	***	***	***	***	***
Oct-2022	1	***		***	***	***	***	***
Oct-2022	1	***	D	***	***	***	***	***
Nov-2022	1	***		***	***	***	***	***
Nov-2022	1	***	D	***	***	***	***	***
Dec-2022	1	***		***	***	***	***	***
Dec-2022	1	***	D	***	***	***	***	***
Jan-2023	1	***		***	***	***	***	***
Jan-2023	1	***	D	***	***	***	***	***

SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	SA-3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	***	***	***	***
Feb-2023	1	***		***	***	***	***	***
Feb-2023	1	***	D	***	***	***	***	***
Mar-2023	1	***		***	***	***	***	***
Mar-2023	1	***	D	***	***	***	***	***
Apr-2023	1	***		***	***	***	***	***
Apr-2023	1	***	D	***	***	***	***	***
May-2023	1	***		***	***	***	***	***
May-2023	1	***	D	***	***	***	***	***
Jun-2023	1	***		***	***	***	***	***
Jun-2023	1	***	D	***	***	***	***	***
Jul-2023	1	***		***	***	***	***	***
Aug-2023	1	***	D	***	***	***	***	***
Aug-2023	1	***		***	***	***	***	***
Sep-2023	1	***	D	***	***	***	***	***
Sep-2023	1	***		***	***	***	***	***
Oct-2023	1	***	D	***	***	***	***	***
Oct-2023	1	***		***	***	***	***	***
Nov-2023	1	***	D	***	***	***	***	***
Nov-2023	1	***		***	***	***	***	***
Dec-2023	1	***	D	***	***	***	***	***
Dec-2023	1	***		***	***	***	***	***
Jan-2024	1	***	D	***	***	***	***	***
Jan-2024	1	***		***	***	***	***	***
Feb-2024	1	***	D	***	***	***	***	***
Feb-2024	1	***		***	***	***	***	***

SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	SA-3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	***	***	***	***
Mar-2024	1	***	D	***	***	***	***	***
Mar-2024	1	***		***	***	***	***	***
Apr-2024	1	***	D	***	***	***	***	***
Apr-2024	1	***		***	***	***	***	***
May-2024	1	***	D	***	***	***	***	***
May-2024	1	***		***	***	***	***	***
Jun-2024	1	***	D	***	***	***	***	***
Jun-2024	1	***		***	***	***	***	***
Jul-2024	1	***	D	***	***	***	***	***
Aug-2024	1	***		***	***	***	***	***
Aug-2024	1	***	D	***	***	***	***	***
Sep-2024	1	***		***	***	***	***	***
Sep-2024	1	***	D	***	***	***	***	***
Oct-2024	1	***		***	***	***	***	***
Oct-2024	1	***	D	***	***	***	***	***
Nov-2024	1	***		***	***	***	***	***
Nov-2024	1	***	D	***	***	***	***	***
Dec-2024	2	***		***	***	***	***	***
Jan-2025	3	***		***	***	***	***	***
Feb-2025	3	***		***	***	***	***	***
Mar-2025	3	***		***	***	***	***	***
Apr-2025	3	***		***	***	***	***	***
May-2025	3	***		***	***	***	***	***
Jun-2025	3	***		***	***	***	***	***
Jul-2025	3	***		***	***	***	***	***

SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	SA-3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	***	***	***	***
Aug-2025	3	***		***	***	***	***	***
Sep-2025	3	***		***	***	***	***	***
Oct-2025	3	***		***	***	***	***	***
Nov-2025	3	***		***	***	***	***	***
Dec-2025	3	***		***	***	***	***	***
Jan-2026	3	***		***	***	***	***	***
Feb-2026	3	***		***	***	***	***	***
Mar-2026	3	***		***	***	***	***	***
Apr-2026	3	***		***	***	***	***	***
May-2026	3	***		***	***	***	***	***
Jun-2026	3	***		***	***	***	***	***
Jul-2026	3	***		***	***	***	***	***
Aug-2026	3	***		***	***	***	***	***
Sep-2026	3	***		***	***	***	***	***
Oct-2026	3	***		***	***	***	***	***
Nov-2026	3	***		***	***	***	***	***
Dec-2026	3	***		***	***	***	***	***
Jan-2027	3	***		***	***	***	***	***
Feb-2027	3	***		***	***	***	***	***
Mar-2027	3	***		***	***	***	***	***
Apr-2027	3	***		***	***	***	***	***
May-2027	3	***		***	***	***	***	***
Jun-2027	3	***		***	***	***	***	***
Jul-2027	3	***		***	***	***	***	***
Aug-2027	3	***		***	***	***	***	***

SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	SA-3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	***	***	***	***
Sep-2027	3	***		***	***	***	***	***
Oct-2027	3	***		***	***	***	***	***
Nov-2027	3	***		***	***	***	***	***
Dec-2027	3	***		***	***	***	***	***
Total:	12

* ***

SWA-PA-03729-LA1106474 58960-1O.TXT	Boeing Proprietary	SA-3

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

SWA-PA-03729-LA-1301168R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject: ***

Reference: Purchase Agreement No. 3729 (Purchase Agreement) between The Boeing
Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-7
737-8 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

1.	***

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	BOEING PROPRIETARY	Page 1

2.	Assignment.
*** described in this Letter Agreement are provided *** in consideration of Customer’s taking title to the applicable Firm Aircraft or Block D Option Aircraft at time of delivery and becoming the operator of the applicable Firm Aircraft or Block D Option Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.

3.	Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or

SWA-PA-03729-LA-1301168R1		SA-3
	BOEING PROPRIETARY	Page 2

are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By /s/ Jeff Solomon

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 4, 2013

SOUTHWEST AIRLINES CO.

By /s/ Chris Monroe

Its Chris Monroe VP, Treasurer

SWA-PA-03729-LA-1301168R1		SA-3
	BOEING PROPRIETARY	Page 3